SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report May 30, 2002

                               ALMOST FAMILY, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                             1-9848                   06-1153720
(State or other jurisdiction     (Commission File No.)         (IRS Employer
of incorporation)                                           Identification No.)

      100 Mallard Creek Road
       Louisville, Kentucky                                        40207
(Address of principal executive offices)                         (Zip Code)

(502) 899-5355
(Registrant's telephone number, including area code)

ITEM 4.  Changes in Registrant's Certifying Accountant

(a) Pursuant to prior authorization of the Board of Directors of ALMOST FAMILY, INC. (the Company), the Audit Committee dismissed Arthur Andersen LLP and appointed Ernst & Young LLP as the Company's independent certifying accountants on May 30, 2002.

(b)     Arthur Andersen LLP was notified of their dismissal on May 30, 2002.

(c) The reports of Arthur Andersen LLP on the Company's financial statements for the nine-months ended December 31, 2001, and the fiscal years ended March 31, 2001 and March 31, 2000 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

(d) In connection with the audit of the Company's financial statements for the nine-months ended December 31, 2001, and the fiscal years ended March 31, 2001 and March 31, 2000 and through May 30, 2002, there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused the firm to make reference to the matter in their report.

(e) During the period ended December 31, 2001, and the fiscal years ended March 31, 2001 and March 31, 2000, and the subsequent interim period preceding the dismissal of Arthur Andersen LLP on May 30, 2002, no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) occurred in connection with the relationship between Arthur Andersen LLP and the Company, except as referred to in the next paragraph.

        The Company's consolidated balance sheet as of March 31, 2001 and the related consolidated statement of operations, stockholders' equity and cash flows for the two years in the period ended March 31, 2001 were restated as indicated in Arthur Andersen LLP's report included in the Company's Form 10K for the period ending December 31, 2001.

(f) The Company has requested Arthur Andersen LLP to furnish a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements. A copy of the letter is attached as
        Exhibit 16.1 to this report.

(g) During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7 Financial Statements and Exhibits.

(c)     Exhibits

Exhibit No.                    Exhibit
------------                   ---------

16.1 Letter regarding change in certifying accountant of the registrant from Arthur Andersen LLP dated May 30, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ALMOST FAMILY, INC.
                               (Registrant)


                               By: /s/ C. Steven Guenthner
                               -------------------------------
                               C. Steven Guenthner
                               Senior Vice President and
                               Chief Financial Officer

                               Dated:  May 31, 2002